                            SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

[X]  Filed by the Registrant
[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12



               Lincoln National Convertible Securities Fund, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title of each class of securities to which transaction applies:

     2.   Aggregate number of securities to which transaction applies:

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.   Proposed maximum aggregate value of transaction:

     5.   Total fee paid:

[ ]  Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                               ONE COMMERCE SQUARE
                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                            IMPORTANT ANNUAL MEETING

DEAR FELLOW SHAREHOLDER:

   You are cordially invited to attend the Annual Meeting of Shareholders (the "Annual Meeting") of Lincoln National Convertible Securities Fund, Inc. (the "Fund") to be held on June 10, 2004 at the Crowne Plaza Hotel, 1800 Market Street, 8th Floor, Congress Room, Philadelphia, PA at 10:00 a.m. (EDT). Your Board of Directors and management look forward to greeting personally those shareholders able to attend.

   The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Fund and directors and officers will be present to respond to any questions you may have.

   YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Annual Meeting.

   On behalf of your Board of Directors, thank you for your continued interest and support.

                                               Sincerely,

                                               Patrick P. Coyne
                                               -----------------
                                               Patrick P. Coyne
                                               President





                                    IMPORTANT

       YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
   AS SUCH, PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST
       CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS WITH QUESTIONS OR REQUIRING ASSISTANCE MAY CALL D. F. KING &
         CO., INC., WHICH IS ASSISTING US, TOLL-FREE AT 1-800-659-5550.

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO OUR SHAREHOLDERS:

   The Annual Meeting of Shareholders of LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (the "Fund") will be held at the Crowne Plaza Hotel, 1800 Market Street, 8th Floor, Congress Room in Philadelphia, Pennsylvania, on June 10, 2004 at 10:00 a.m. (EDT), for the following purposes:

   1. To elect seven Directors for the Fund to hold office until their successors are elected and qualified.

   2. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

   Shareholders of record at the close of business on April 16, 2004 are entitled to notice of and to vote at the Annual Meeting.

                                           By order of the Board of Directors.

                                           David F. Connor
                                           ----------------
                                           David F. Connor
                                           Secretary

April 27, 2004



                             YOUR VOTE IS IMPORTANT


      YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. AS SUCH, PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST
       CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
          SHAREHOLDERS WITH QUESTIONS OR REQUIRING ASSISTANCE MAY CALL
   D.F. KING & CO., INC., WHICH IS ASSISTING US, TOLL-FREE AT 1-800-659-5550.

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.

                               ONE COMMERCE SQUARE
                               2005 MARKET STREET
                        PHILADELPHIA, PENNSYLVANIA 19103

                                 PROXY STATEMENT
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 10, 2004

   The Board of Directors of Lincoln National Convertible Securities Fund, Inc. (the "Fund") is soliciting proxies for use at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 10, 2004 at 10:00 a.m. (EDT) at the Crowne Plaza Hotel, 1800 Market Street, 8th Floor, Congress Room in Philadelphia, Pennsylvania, or at any adjournment of that meeting.

   The Fund's most recent annual report was previously mailed to shareholders. The Fund will furnish, without charge, a copy of its annual report to a stockholder upon request made to Delaware Service Company, Inc. ("DSC"), the Fund's administrator, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, or by calling 1-800-523-1918.

   The purpose of the Annual Meeting is to consider the Proposal listed on the accompanying Notice. The Board of Directors of the Fund urges you to complete, sign, date and mail promptly the WHITE Proxy Card (or Cards) included with the Proxy Statement, whether or not you intend to be present at the Annual Meeting. IT IS IMPORTANT THAT YOU PROVIDE VOTING INSTRUCTIONS PROMPTLY TO HELP ENSURE A QUORUM FOR THE ANNUAL MEETING. A proxy may be revoked at any time before it is voted by submission to the Fund of a later dated proxy, by notice in writing to the Fund, or by the stockholder's attendance and vote at the Annual Meeting. If your shares are held in the name of your broker (or other nominee), you will have to make arrangements with your broker (or other nominee) to revoke any previously executed proxy. If the proxy is not revoked, the shares represented by such proxy will be voted according to the instructions on the Proxy Card or, if not marked, the proxies will vote "FOR" the election of the Board's nominees to the Board. The proxies will also be authorized to vote in their discretion on any other matter which may properly come before the Annual Meeting. If you sign and return a Proxy Card, you may still attend the Annual Meeting and vote your shares in person. However, if your shares are held of record by a broker (or other nominee) and you wish to vote in person at the Annual Meeting, you should obtain a Legal Proxy from your broker of record (or other nominee) and present it at the Annual Meeting.

   Broker non-votes and abstentions will be included for purposes of determining whether a quorum is present for the Fund at the Annual Meeting. Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners entitled to vote and the broker does not have discretionary voting authority. Broker non-votes and abstentions will be treated as votes present at the Annual Meeting, but will not be treated as votes cast. They therefore would have no effect on the election of Directors, which requires a plurality of votes cast. If the election of Directors at the Annual Meeting is not contested, the Fund does not expect to recognize broker non-votes.

   In the event that a quorum is not present, or if sufficient votes are not received for the adoption of a Proposal, management may propose an adjournment or adjournments of the Annual Meeting. Any adjournment would require a vote in favor of the adjournment by the holders of a majority of the shares present at the Annual Meeting in person or by proxy. In such circumstances, the persons named as proxies will vote in favor of any proposed adjournment. In addition, the bylaws of the Fund permit the Board to postpone any previously scheduled annual meeting if the Board determines that such action is appropriate under the circumstances.

   Stockholders of record at the close of business on April 16, 2004 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On that date, the Fund had 5,832,823 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock will be entitled to one vote at the Annual Meeting.

   This Proxy Statement and accompanying Proxy Card are being mailed on or about April 30, 2004. The cost of this proxy solicitation will be borne by the Fund. The solicitation of proxies will be largely by mail but may include telephonic, telegraphic or other electronic means, or by personal contacts by Directors and officers of the Fund or regular employees of the Fund's investment adviser (the "Adviser") and its affiliates, and/or employees of DSC or employees of the Fund's stock transfer agent, Mellon Investor Services LLC. As noted below under "Solicitation of Proxies," the Fund has also engaged the services of a proxy solicitor to assist in the solicitation of proxies. The Fund's Adviser is Delaware Management Company, a series of Delaware Management Business Trust, One Commerce Square, 2005 Market Street, Philadelphia, PA 19103.

                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

   At the Annual Meeting, stockholders of the Fund will vote to elect seven Directors to hold office until the 2005 annual meeting and their successors are elected and qualified.

   Except as otherwise directed on the Proxy Card, the persons named as proxies will vote "FOR" the election of the nominees for Directors listed below. Each of the nominees has consented to be a nominee and to serve as a Director if elected. In the event that any of the nominees should become unavailable for election as a Director, the persons named in the accompanying proxy intend to vote for such substitute as the Board of Directors of the Fund may select.

   Required Vote. Under Maryland law, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected.

                                                INFORMATION ON THE BOARD OF DIRECTORS

                                                                      PRINCIPAL           NUMBER OF               OTHER
        NAME,                  POSITION(S)                          OCCUPATION(S)     PORTFOLIOS IN FUND      DIRECTORSHIPS
       ADDRESS                 HELD WITH      LENGTH OF TIME           DURING          COMPLEX* OVERSEEN         HELD BY
    AND BIRTHDATE                FUND             SERVED            PAST 5 YEARS         BY DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

       Thomas L. Bindley        Director         6 Years           President, Bindley          2          Director, Midas, Inc.
     707 Skokie Boulevard    (Lead Director                        Capital Corporation                    and Lincoln National
           Suite 600           since 2003)                            (since 1998);                         Income Fund, Inc.
     Northbrook, IL 60062                                       Executive Vice President
                                                              and Chief Financial Officer,
       November 8, 1943                                            Whitman Corporation
                                                                      (until 1998).

           Adela Cepeda         Director        12 Years               President,              2          Director, Fort Dearborn
            Suite 4975                                             A.C. Advisory, Inc.                   Income Securities, Inc.,
        161 N. Clark Street                                           (since 1995).                         The UBS Funds, UBS
         Chicago, IL 60601                                                                                Relationship Funds, UBS
                                                                                                          SMA Relationship Trust,
          April 30, 1958                                                                                     Lincoln National
                                                                                                            Income Fund, Inc.,
                                                                                                       Amalgamated Bank of Chicago,
                                                                                                          Amalga Trust Co., Inc.
                                                                                                                and Wyndham
                                                                                                            International, Inc.


       Roger J. Deshaies        Director        12 Years        Senior Vice President -        2           Director, Partners
       Executive Offices                                          Finance, Brigham &                        Health System and
         PBB-Admin. 4                                              Women's Hospital                         Lincoln National
         c/o Receiving                                               (since 1998);                          Income Fund, Inc.
      29 Shattuck Street                                        Senior Vice President -
       Boston, MA 02115                                        Finance, Parkview Health
                                                                 System (until 1998).
        August 5, 1949


        Daniel R. Toll          Director        19 Years     Corporate and civic director      2             Director, Lincoln
      560 Green Bay Road                                            (1985-present);                        National Income Fund,
           Suite 300                                          Formerly President, Heller                 Inc.; Previous Director,
      Winnetka, IL 60093                                       International Corporation                 Brown Shoe Company, Inc.,
                                                                     (until 1984).                       DeSoto, Inc., A.P. Green
       December 3, 1927                                                                                  Industries, Inc., Heller
                                                                                                           International Corp.,
                                                                                                            Kemper Corporation,
                                                                                                         Kemper National Insuran
                                                                                                         Companies, Mallinckrodt,
                                                                                                              Inc., NICOR, Inc.,
                                                                                                        Stewart-Warner Corporatio
                                                                                                          Sealy Inc. and American
                                                                                                          National Bank and Trust
                                                                                                            Company of Chicago.

--------
*    The Fund Complex is comprised of the Fund and Lincoln National Income
     Fund, Inc.


                                                                       PRINCIPAL           NUMBER OF               OTHER
        NAME,                  POSITION(S)                           OCCUPATION(S)     PORTFOLIOS IN FUND      DIRECTORSHIPS
       ADDRESS                 HELD WITH      LENGTH OF TIME            DURING          COMPLEX* OVERSEEN         HELD BY
    AND BIRTHDATE                FUND             SERVED             PAST 5 YEARS         BY DIRECTOR            DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

Richard M. Burridge, Sr.(1)    Director           19 Years            Vice President,            2             Director, Lincoln
   1 North Wacker Drive                                             UBS/Financial, Inc.                         National Income
        Suite 2500                                                     (since 2000);                              Fund, Inc.
     Chicago, IL 60606                                                   Chairman,
                                                                 The Burridge Group, Inc.
      March 19, 1929                                                   (1996-2000).


     Patrick P. Coyne(2)      President            1 Year        Executive Vice President,       2            Director/President,
     2005 Market Street      and Director                       Managing Director, Head of                     Lincoln National
   Philadelphia, PA 19103                                           Equity Investments                         Income Fund, Inc.
                                                                (since 2004) and Co-Head of
       April 14, 1963                                            Fixed Income Investments
                                                                  (since 2003), Delaware
                                                                    Management Company;
                                                                  Mr. Coyne has served in
                                                               various executive capacities
                                                                   at different times at
                                                                   Delaware Investments.


    H. Thomas McMeekin(3)      Director           14 Years          Managing Director,           2            Director, Lincoln
    180 N. Stetson Street                                    Prudential Investment Management                  National Income
         Suite 5600                                           (since 2001); Managing Partner,                    Fund, Inc.
      Chicago, IL 60601                                      Griffin Investments (since 2000);
                                                               Executive Vice President and
        June 17, 1953                                           Chief Investment Officer -
                                                                       Fixed Income,
                                                             Delaware Investments (1999-2000);
                                                              President and Director, Lincoln
                                                               Investment Management, Inc.,
                                                               Executive Vice President and
                                                                 Chief Investment Officer,
                                                               Lincoln National Corporation
                                                                       (until 2000).

--------
*    The Fund Complex is comprised of the Fund and Lincoln National Income
     Fund, Inc.
(1) Mr. Burridge is considered to be an "interested director" by virtue of his affiliation with a registered broker-dealer that has executed portfolio transactions for and sold shares of investment companies managed by the Fund's adviser.
(2) Mr. Coyne is considered to be an "interested director" because he is an executive officer of the Fund's Adviser. Mr. Coyne acquired shares of common stock of Lincoln National Corporation (LNC), of which the Adviser is a wholly-owned subsidiary, in the ordinary course of business during 2003, but those transactions involved substantially less than 1% of the outstanding shares of common stock of LNC.
(3) Mr. McMeekin is considered to be an "interested director" because he currently owns shares of LNC, of which the Fund's Adviser is a wholly-owned subsidiary.

   As of April 1, 2004, the Directors and officers of the Fund as a group beneficially owned 22,472 shares of the Fund, representing less than 1% of the shares of Common Stock outstanding of the Fund. The table below sets forth information on each Director's ownership of shares in the Fund and in the Fund Complex.

                            COMMON STOCK                                AGGREGATE DOLLAR RANGE OF EQUITY
                         BENEFICIALLY OWNED   DOLLAR RANGE OF EQUITY   SECURITIES IN ALL FUNDS OVERSEEN BY
   NAME OF DIRECTOR       AT APRIL 1, 2004*   SECURITIES IN THE FUND        DIRECTOR IN FUND COMPLEX**
----------------------------------------------------------------------------------------------------------
 INTERESTED DIRECTORS

Richard M. Burridge, Sr       5,923            $50,001 - $100,000             over $100,000
   Patrick P. Coyne           1,000            $10,001 - $50,000                   $10,001 - $50,000
  H. Thomas McMeekin          1,437            $10,001 - $50,000                   $50,001 - $100,000

INDEPENDENT DIRECTORS

 Thomas L. Bindley            5,000            $50,001 - $100,000             over $100,000
   Adela Cepeda               3,795            $50,001 - $100,000             over $100,000
 Roger J. Deshaies            2,317            $10,001 - $50,000                   $50,001 - $100,000
  Daniel R. Toll              3,000            $10,001 - $50,000                   $50,001 - $100,000

--------
 * Each Director has sole voting and investment authority over the shares shown except as follows. The Fund shares listed for Mr. Deshaies include 1,530 shares held in trust.
** The Fund Complex is comprised of the Fund and Lincoln National Income Fund,
   Inc.

   The Board of Directors of the Fund met eight times during the Fund's fiscal year ended December 31, 2003. During the year ended December 31, 2003, all of the current Directors attended 75% or more of the aggregate meetings of the Board of Directors and the Board committees of which such Directors were members and were eligible to attend.

   Beginning with the 2004 Annual Meeting Directors are expected to attend each annual meeting of shareholders either in person or by telephone. Three Directors were present in person or by telephone at the Fund's annual meeting held on June 12, 2003.

   The executive officers of the Fund, other than those shown above, are: David
F. Connor (40), Secretary since 2000; and Michael P. Bishof (41), Treasurer since 2000. In addition, Damon J. Andres (34) has been a Vice President of the Fund since April 2003. Mr. Andres has been Portfolio Manager and Vice President of the Fund's Adviser since 1994. Mr. Bishof is a Senior Vice President / Investment Accounting of Delaware Service Company, Inc., the Fund's administrator. The executive officers of the Fund are elected annually by the Fund's Board of Directors.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR"
                            EACH INCUMBENT DIRECTOR.

                     COMMITMENT TO GOOD CORPORATE GOVERNANCE

   The Board of Directors believes strongly that its commitment to good corporate governance greatly aids the long-term success of the Fund in delivering value to its shareholders. The Board of Directors has developed and followed a program of corporate governance, the highlights of which are described below.

THE ROLE OF INDEPENDENT DIRECTORS

   The Fund's Directors acknowledge the important oversight role played by the Directors who are independent of Fund management. Independent Directors constitute a majority of the Fund's Board of Directors. The Fund's Audit Committee and Nominating and Corporate Governance Committee are comprised entirely of independent Directors. In addition, the Fund's Independent Directors are represented by separate counsel, which is independent of Fund management.

QUALIFICATIONS OF THE DIRECTORS

   The qualifications and experience of the individual Directors have greatly enhanced the effectiveness of the Fund's Board. When there are vacancies on the Board, the Nominating Committee seeks out new Board members whose business and educational background will make a significant contribution to the deliberations of the Board. This is reflected in the current Directors, all of whom have impressive credentials and significant expertise in investments, business or finance.

   All members of the Audit Committee are independent Directors, and the Board, in its business judgment, has determined that they meet the independence and financial literacy requirements of the New York Stock Exchange.

DIRECTORS ARE SHAREHOLDERS

   The Board has adopted a policy that requires each Director to own shares of the Fund. This policy serves to ensure that the interests of the Board will always be aligned with those of the Fund's shareholders.

RESPONSIVENESS TO SHAREHOLDERS

   The Board recognizes that its most important role is to serve the best interests of the Fund's shareholders. The Board endeavors to be responsive to the concerns of the Fund's shareholders. Consider the following actions taken by your Board of Directors:

o The Board approved a change in the Fund's portfolio manager in 2003 which has contributed to improved performance.

o The Directors destaggered the Board in 2001 after a number of shareholders expressed a preference for the annual election of all Fund Directors.

o In response to shareholder concern about the discount at which the Fund's shares were trading, the Board implemented a share repurchase program that has contributed to a greatly reduced discount since the program's implementation.

o The Board adopted a managed distribution policy to further support the market price at which the Fund's shares trade.

o The Board discontinued the Fund's practice of retaining long-term capital gains in 2001 in response to shareholder requests.

The Board believes that its actions are concrete evidence of its responsiveness to the interests of all Fund shareholders.

                             COMMITTEES OF THE BOARD

   AUDIT COMMITTEE. The Fund's Audit Committee consists of all of the Directors who are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), with respect to the Fund ("Independent Directors"), all of whom meet the standard of independence for audit committee members set forth in the listing standards of the New York Stock Exchange (the "NYSE"). Among other things, the Audit Committee approves and supervises the engagement of the Fund's independent auditors and reviews with the independent auditors the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the Fund's fiscal year ended December 31, 2003.

   JOINT TRANSACTION COMMITTEE. The Fund's Joint Transaction Committee is comprised of all of the Independent Directors, all of whom meet the independence requirements set forth in the listing standards of the NYSE. Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Joint Transaction Committee is responsible for reviewing any investments in private placement securities by the Fund in which affiliates of the Adviser are also investing. The Joint Transaction Committee was not required to meet during the Fund's fiscal year ended December 31, 2003.

   NOMINATING AND CORPORATE GOVERNANCE COMMITTEE. The Fund's Nominating and Corporate Governance Committee (the "Nominating Committee") is comprised of the Fund's Independent Directors, all of whom meet the independence requirements set forth in the listing standards of the NYSE. The Nominating Committee recommends nominees for Directors and officers for consideration by the full Board of the Fund. The Nominating Committee also periodically reviews the appropriateness of the compensation paid to the Independent Directors and recommends any changes in Director compensation to the full Board of Directors. In addition, the Nominating Committee considers corporate governance issues and recommends appropriate actions to the full Board of Directors.

   The Fund's Board of Directors has adopted a formal charter for the Nominating Committee setting forth its responsibilities. A copy of the Nominating Committee's charter is included in Attachment A to this proxy statement. A current copy of the Nominating Committee's charter is also available on the Fund's website at www.delawareinvestments.com.

   The Nominating Committee will consider shareholder recommendations for nominations to the Board in connection with each annual shareholder meeting. Shareholders who wish to submit recommendations for nominations to the Board for an upcoming annual meeting must submit their recommendations in writing to Daniel R. Toll, Chairman of the Nominating Committee, at his address noted on page 4 or c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103 by November 30 of the calendar year preceding the date of the annual meeting. Shareholders should include appropriate information on the background and qualifications of any person recommended to the Nominating Committee (e.g., a resume), as well as the candidate's contact information.

   The Nominating Committee generally identifies candidates for Board membership through personal and business contacts of Fund Directors and shareholders as well as Fund management. The Nominating Committee's process for evaluating a candidate generally includes a review of the candidate's background and experience, a check of the candidate's references and other due diligence and, when appropriate, interviews with Nominating Committee members. In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected, would be an independent director for purposes of the 1940 Act and the listing standards of the NYSE.

   The Nominating Committee has not established any specific minimum requirements that candidates must meet in order to be recommended by the Committee for nomination for election to the Board. Rather, the Nominating Committee seeks candidates who, in its judgment, will serve the best interests of the Fund's long-term shareholders and whose background will complement the experience, skills and diversity of the other Directors and add to the overall effectiveness of the Board.

                     COMPENSATION OF DIRECTORS AND OFFICERS

   The Fund pays directors' fees to those Directors who are not affiliated with the Adviser at the rate of $8,000 per year. The Fund pays an additional annual retainer of $1,500 to the Director designated as the Lead Director and additional annual retainers of $1,000 to the Chairpersons of the Audit, Nominating and Joint Transaction Committees. The Fund pays a $1,000 fee for attendance at each in-person Board meeting and at each in-person Audit Committee, Nominating Committee and Joint Transaction Committee meeting which occurs separately from a Board meeting, a $500 fee for telephonic Board or Committee meetings and reimburses Directors for any reasonable travel expenses incurred to attend each meeting. The Fund pays no other remuneration to its Directors and officers. In addition, the Fund provides no pension or retirement benefits to its Directors and officers.

   The following table shows compensation earned by the Directors of the Fund for the year ended December 31, 2003:

                                   YEAR ENDED DECEMBER 31, 2003
                                   ----------------------------
                                     TOTAL               TOTAL
                                   AGGREGATE          COMPENSATION
                                  COMPENSATION          FROM FUND
NAME                            FROM THE FUND(1)       COMPLEX(2)
----                            ----------------      ------------
Thomas L. Bindley                   $14,750             $30,500

Richard M. Burridge, Sr.            $13,000             $27,000

Adela Cepeda                        $14,500             $30,000

Roger J. Deshaies                   $14,500             $30,000

H. Thomas McMeekin                  $14,000             $29,000

Daniel R. Toll                      $14,500             $30,000

(1) Includes a director's fee of $8,000 per year, a $1,000 fee for attendance at each in-person Board meeting and at each in-person Audit Committee, Nominating Committee or joint Transaction Committee meeting which occurs separately from a Board Meeting and a $500 fee for attendance at telephonic Board or Committee meetings.

(2) This information represents the aggregate directors' fees earned by the Independent Directors with respect to the Fund and Lincoln National Income Fund, Inc.

                             AUDIT COMMITTEE REPORT

   As required by its charter, the Fund's Audit Committee has reviewed and discussed with Fund management and representatives from Ernst & Young LLP, the Fund's independent auditors, the audited financial statements for the Fund's fiscal year ended December 31, 2003. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee also received the written disclosures and the letter from its independent auditors required by Independence Standards Board Standard No. 1, and discussed with a representative of Ernst & Young LLP the independent auditor's independence. Based on the foregoing discussions with management and the Fund's independent auditors, the Audit Committee unanimously recommended to the Fund's Board of Directors that the aforementioned audited financial statements be included in the Fund's annual report to shareholders for the fiscal year ended December 31, 2003.

   The Audit Committee and the Board of Directors decided not to retain PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2003 and, instead, approved the appointment of Ernst & Young LLP as the Fund's independent auditors on February 25, 2003. The reports of PricewaterhouseCoopers LLP on the Fund's financial statements for the fiscal years ended December 31, 2001 and December 31, 2002 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified in any way as to uncertainty, audit scope, or accounting principles. In addition, during the fiscal years ended December 31, 2001 and December 31, 2002 and through February 25, 2003, there were no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

   As noted above, the members of the Fund's Audit Committee are: Thomas L. Bindley, Adela Cepeda, Roger J. Deshaies and Daniel R. Toll. All members of the Audit Committee meet the standard of independence for audit committee members set forth in the listing standards of the NYSE. The Fund's Board of Directors has adopted a formal charter for the Audit Committee setting forth its responsibilities. A copy of the Audit Committee's charter is included in Attachment B to this proxy statement.

   The Audit Committee has selected Ernst & Young LLP to serve as the Fund's independent auditors for the Fund's current fiscal year. Representatives of Ernst & Young LLP will attend the Annual Meeting, will be given an opportunity to make a statement, and will be available to answer appropriate questions.

   Audit fees. The aggregate fees billed for services provided to the Fund by its independent auditors for the audit of the Fund's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $27,000 for the fiscal year ended December 31, 2003.

   The aggregate fees billed for services provided to the Fund by its former independent auditors for the audit of the Fund's annual financial statements and for services normally provided by the former independent auditors in connection with statutory and regulatory filings or engagements were $33,150 for the fiscal year ended December 31, 2002.

   Audit-related fees. For the fiscal year ended December 31, 2003, there were no fees billed by the Fund's independent auditors for services relating to the performance of the audit of the Fund's financial statements other than those reported above under "Audit fees."

   For the Fund's fiscal year ended December 31, 2003, there were no fees billed for services relating to the performance of the audit of the financial statements of the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund.

   For the fiscal year ended December 31, 2002, there were no fees billed by the Fund's former independent auditors for services relating to the performance of the audit of the Fund's financial statements other than those reported above under "Audit fees."

   For the Fund's fiscal year ended December 31, 2002, there were no fees billed by the Fund's former independent auditors for services relating to the performance of the audit of the financial statements of the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund.

   Tax fees. The aggregate fees billed by the Fund's independent auditors for tax-related services provided to the Fund were $1,500 for the fiscal year ended December 31, 2003. These tax-related services were as follows: review of income tax and excise tax returns. There were no fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

   For the Fund's fiscal year ended December 31, 2003, there were no fees billed by the Fund's independent auditors for tax-related services provided to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund.

   The aggregate fees billed by the Fund's former independent auditors for tax-related services provided to the Fund were $6,150 for the fiscal year ended December 31, 2002. These tax-related services were as follows: review of income tax returns and excise tax returns and tax advisory services. There were no fees relating to services approved by the Fund's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

   For the Fund's fiscal year ended December 31, 2002, there were no fees billed by the Fund's former independent auditors for tax-related services provided to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund.

   All other fees. For the Fund's fiscal year ended December 31, 2003, there were no fees billed for services provided by the independent auditors to the Fund other than those set forth above.

   For the Fund's fiscal year ended December 31, 2003, there were no fees billed for services provided by the Fund's independent auditors to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund.

   For the Fund's fiscal year ended December 31, 2002, there were no fees billed for services provided by the former independent auditors to the Fund other than those set forth above.

   For the Fund's fiscal year ended December 31, 2002, there were no fees billed for services provided by the Fund's former independent auditors to the Fund's Adviser and other service providers under common control with the Adviser and that relate directly to the operations or financial reporting of the Fund.

   Aggregate non-audit fees to the Fund, the Adviser and service provider affiliates. The aggregate non-audit fees billed by the Fund's current and former independent auditors for services rendered to the Fund and to its Adviser and other service providers under common control with the Adviser were $155,400 and $39,300 for the Fund's fiscal years ended December 31, 2003 and December 31, 2002, respectively. In connection with its selection of the independent auditors, the Fund's Audit Committee has considered the independent auditors' provision of non-audit services to the Fund's Adviser and other service providers under common control with the Adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

                               RECENT DEVELOPMENTS

   A shareholder, Mr. Gary A. Bentz, has informed the Board that he intends to solicit proxies for the election to the Board of Directors of himself and three other individuals. Shareholders may receive proxy materials from Mr. Bentz prior to the Annual Meeting.

                             SOLICITATION OF PROXIES

   This proxy solicitation is being made by the Board of Directors of the Fund for use at the Annual Meeting. The cost of this proxy solicitation will be borne by the Fund. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. In addition to solicitation services to be provided by D.F. King & Co., Inc. ("D.F King"), as described below, proxies may be solicited by the Fund and its Directors, officers and employees (who will receive no compensation therefor in addition to their regular salaries) and/or regular employees of the Fund's Adviser, administrator, stock transfer agent, or any of their affiliates. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the Common Stock of the Fund, and such persons will be reimbursed for their expenses. Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund (excluding the salaries and fees of officers and employees and the amount normally expended for an uncontested proxy solicitation) will be approximately $20,000 and that total cash expenditure to date relating to the solicitation has been under $12,000. These estimates include fees for attorneys, accountants, advisers, proxy solicitors, advertising, printing, distribution and other costs incidental to the solicitation.

   The Fund has retained D.F. King at a fee estimated not to exceed $10,000, plus reimbursement of reasonable out-of-pocket expenses, to assist in the solicitation of proxies (which amount is included in the estimate of total expenses above). The Fund has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities under the federal securities laws. D.F. King anticipates that approximately 50 of its employees may solicit proxies. D.F. King is located at 48 Wall Street, New York, New York 10005.

                                  PARTICIPANTS

   The Fund is providing stockholders with certain additional information relating to "participants" as defined in the SEC's proxy rules. Pursuant to those rules, the Fund's Directors are, and certain employees and agents of the Fund may be, deemed to be "participants." Unless otherwise indicated below, the address of the participants described below is the address of the Fund's principal executive offices. Except as indicated below, no participant has purchased or sold or otherwise acquired or disposed of any shares of Common Stock of the Fund in the last two years. Information with respect to the participants' beneficial ownership of Common Stock of the Fund is as of April 1, 2004.

   Thomas L. Bindley is a Director of the Fund and was designated its Lead Director in 2003. Since 1998 Mr. Bindley has been President of Bindley Capital Corporation, a consulting and financial advisory firm located at 707 Skokie Blvd, Suite 600, Northbrook, Illinois 60062. Mr. Bindley is the beneficial owner of 5,000 shares of Common Stock of the Fund.

   Richard M. Burridge, Sr. is a Director of the Fund. Since 2000 he has been Vice President of UBS Financial Inc., an investment firm with offices at 1 North Wacker Drive, Suite 2500, Chicago, Illinois 60606. Mr. Burridge is the beneficial owner of 5,923 shares of Common Stock of the Fund.

   Adela Cepeda is a Director of the Fund. Since 1995 Ms. Cepeda has been the President of A.C. Advisory, Inc., a financial advisory firm located at 161 N. Clark Street, Suite 4975, Chicago, Illinois 60601. Ms. Cepeda is the beneficial owner of 3,795 shares of Common Stock of the Fund.

   David F. Connor is the Secretary of the Fund. Since July 2000 Mr. Connor has been Vice President and Deputy General Counsel of Delaware Management Company.

   Patrick P. Coyne is a Director of the Fund and has been President of the Fund since 2003. Mr. Coyne is Executive Vice President, Managing Director, Head of Equity Investments and Co-Head of Fixed Income Investments of Delaware Management Company. Mr. Coyne is the beneficial owner of 1,000 shares of Common Stock of the Fund which he acquired on February 18, 2004.

   Roger J. Deshaies is a Director of the Fund. Since 1998 Mr. Deshaies has been Senior Vice President, Finance of Brigham & Women's Hospital, located at Executive Offices PBB-Admin. 4, c/o Receiving, 29 Shattuck Street, Boston, Massachusetts 02115. Mr. Deshaies is the beneficial owner of 2,317 shares of Common Stock of the Fund.

   H. Thomas McMeekin is a Director of the Fund. Since 2001 Mr. McMeekin has been a Managing Director of Prudential Investment Management, located at 180 N. Stetson St., Suite 5600, Chicago, IL 60601. Mr. McMeekin is the beneficial owner of 1,437 shares of Common Stock of the Fund, which includes 21.451 shares of Common Stock he acquired on January 12, 2001; 16.699 shares of common stock he acquired on April 27, 2001; 16.342 shares of common stock he acquired on July 27, 2001; 17.055 shares of common stock he acquired on October 26, 2001; 15.947 shares of common stock he acquired on January 11, 2002; 15.8239 shares of common stock he acquired on April 26, 2002; 27.7426 shares of common stock he acquired on July 26, 2002; 28.7181 shares of common stock he acquired on October 25, 2002; 26.6694 shares of common stock he acquired on January 13, 2003; 27.1483 shares of common stock he acquired on April 25, 2003; 26.1077 shares of common stock he acquired on July 25, 2003; 18.9267 shares of common stock he acquired on October 31, 2003; and 18.1214 shares of common stock he acquired on January 14, 2004.

   Daniel R. Toll is a Director of the Fund. Mr. Toll is a corporate and civic director, and his business address is 560 Green Bay Road, Suite 300, Winnetka, IL 60093. He is the beneficial owner of 3,000 shares of Common Stock of the Fund, which includes 2,000 shares of Common Stock he acquired on March 26, 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   The Fund's executive officers, Directors and 10% stockholders and certain persons who are directors, officers or affiliated persons of the Adviser are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NYSE. Copies of these reports must also be furnished to the Fund. Based solely on a review of copies of such reports furnished to the Fund through the date hereof, or written representations that no reports were required, the Fund believes that during fiscal year 2003 the filing requirements applicable to the above-mentioned persons were met.

                    COMMUNICATIONS TO THE BOARD OF DIRECTORS

   Shareholders who wish to communicate directly to the full Board of Directors may address correspondence to Thomas L. Bindley, Lead Director, at his address noted above on page 4. Shareholders who wish to communicate directly with individual Directors may address correspondence to them at their addresses noted above on pages 4-5. Shareholders may also send correspondence to the Lead Director or any individual Director c/o the Fund at 2005 Market Street, Philadelphia, Pennsylvania 19103. Fund management will promptly forward all such correspondence to the intended recipient(s) unopened.

                    SHAREHOLDERS OWNING 5% OR MORE OF A FUND

   As of the record date, April 16, 2004, Cede & Co., P.O. Box 20, Bowling Green Station, New York, NY 10274, was the owner of record of 5,469,024 shares (93.76%) of the outstanding Common Stock of the Fund. Such shares are believed to be held on behalf of the beneficial owners of the shares. Other than as reported herein, the Fund has no knowledge of beneficial ownership of its shares.

                         DATE FOR STOCKHOLDER PROPOSALS

   Any stockholder proposals intended to be presented at the next Annual Meeting and be included in the proxy statement and proxy of the Fund must be in proper form and must be received on or before January 1, 2005. Any stockholder proposals intended to be presented at the next Annual Meeting, but not to be included in the proxy statement and proxy of the Fund, must be in proper form and must be received on or before March 16, 2005. All such proposals should be sent to the Secretary of the Fund, One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934.

                                  OTHER MATTERS

   The Board of Directors of the Fund does not know of any other matter or business that may be brought before the Annual Meeting. However, if any such matter or business properly comes before the Annual Meeting, it is intended that the persons named as proxies in the enclosed Proxy Card will vote in accordance with their best judgment.

                                           David F. Connor
                                           ----------------
                                           David F. Connor
                                           Secretary
Dated April 27, 2004


             YOU ARE URGED TO SEND IN YOUR EXECUTED PROXY PROMPTLY.

                                  ATTACHMENT A

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                                 (the "Company")

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERSHIP
--------------------------------------------------------

The Nominating and Corporate Governance Committee (the "Committee") shall be composed of at least three members, each of whom shall be disinterested ("independent") as defined in the Investment Company Act of 1940, as amended. One member of the Committee shall be designated by the Board of Directors as Chairperson. Each member of the Committee shall serve at the discretion of the Board of Directors. The Chairperson and members of the Committee shall receive such compensation for their service on the Committee as the Board of Directors may determine from time to time.

BOARD NOMINATIONS AND FUNCTIONS
-------------------------------

1. Independent Directors. The Committee shall make recommendations for nominations for independent director membership on the Board of Directors to the incumbent independent Directors. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the Company's manager and other affiliates and principal service providers. Persons selected must be independent in terms of both the letter and spirit of the governing rules and regulations. The Committee shall also consider the effect of any relationships beyond those delineated in the governing rules and regulations that might impair independence, e.g., business, financial or family relationships with managers or service providers.

2. Interested Directors. The Committee shall evaluate candidates' qualifications and make recommendations for interested director membership on the Board of Directors to the full Board.

3. Shareholder Recommendations. The Committee shall establish policies and procedures with respect to the submission and consideration of shareholder recommendations regarding candidates for nomination for election to the Board.

4. Board Composition. The Committee shall periodically review the composition of the Board of Directors to determine whether it may be appropriate to add individuals whose background, education or experience may serve to increase the overall effectiveness of the Board.

CORPORATE GOVERNANCE
--------------------

1. The Committee shall review proposed changes in, and where appropriate propose changes with respect to, the Company's governing instruments, including, but not limited to, its articles of incorporation and bylaws, as such documents relate to corporate governance matters.

2. The Committee shall consider any corporate governance issues that come to its attention and shall recommend any appropriate actions to the full Board.

3. The Committee shall initiate consideration, and otherwise be available to consider, issues relating to the respective roles entrusted to the Company's adviser, the Company, the Board of Directors and the independent Directors.

4. The Committee shall monitor the performance of legal counsel employed by the Company.

5. The Committee shall establish procedures to allow shareholders to send communications to the Company's Directors.

OTHER POWERS AND RESPONSIBILITIES
---------------------------------

1. The Committee shall evaluate annually the ability of each Director to function effectively in the discharge of his/her oversight and fiduciary responsibilities as a Director. The Chairperson of the Committee shall undertake appropriate action as required based on the Committee's evaluation.

2. The Committee shall periodically review the appropriateness of the compensation paid to the independent Directors and shall recommend any changes in Director compensation to the full Board.

3. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Company.

4. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.


Last Revised: February 17, 2004

                                  ATTACHMENT B

               LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC.
                                  (THE "FUND")

                             AUDIT COMMITTEE CHARTER

Statement of Purpose
--------------------

     The Audit Committee (the "Committee") shall select, evaluate and, where appropriate, replace the Fund's outside auditor. The outside auditor for the Fund shall report directly to, and shall be ultimately accountable to, the Committee.

     The Committee shall oversee the audit process and provide assistance to the Fund's Directors in fulfilling their responsibilities to the Fund relating to their oversight of: the fund accounting and reporting practices of the Fund; the quality and integrity of the Fund's financial reports; the outside auditor's qualifications and independence; the performance of the Fund's outside auditor; the preparation of the Audit Committee report included in the proxy statement for the Fund's annual shareholder meeting; and compliance with applicable legal and regulatory requirements. The Committee's role shall be one of supervision and review and not of direct management of the fund accounting, reporting or audit processes. It is the responsibility of the Committee to maintain a free and open means of communication among the Directors, the outside auditor and the Fund's officers.

Membership
----------

     The Committee shall consist of a Chairman and at least two other Board members, all of whom shall be independent as defined in Rule 10A-3(b) under the Securities Exchange Act of 1934 and the listing standards of the New York Stock Exchange. Each member of the Committee shall be financially literate in the reasonable business judgement of the Board of Directors, or become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall be an "audit committee financial expert," as such term is defined in the rules and regulations under the Investment Company Act of 1940.

Principal Duties and Responsibilities
-------------------------------------

     The Committee Shall:

1. Select, retain, oversee, evaluate and, where appropriate, terminate the outside auditor. In connection with the annual selection or retention of the outside auditor, the Committee shall receive, evaluate and discuss with the outside auditor a formal written report from the outside auditor setting forth all audit and non-audit engagements and other relationships with the Fund, its investment adviser and with the affiliates of the investment adviser, which report shall include specific representations as to the outside auditor's independence.

2. Review and approve the fees charged to the Fund by the outside auditor for audit and non-audit services.

3.   Meet with the Fund's outside auditor for the following purposes:

     a) To consider and pre-approve all audit and non-audit services to be provided to the Fund, and all non-audit services to be provided to the Fund's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund where the nature of such services has a direct impact on the operations or financial reporting of the Fund;

     b) To establish, if deemed necessary or appropriate as an alternative to Committee pre-approval of services required by subparagraph (a) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Committee, subject to subsequent Committee review or oversight;

     c) To consider, in consultation with the outside auditor and Fund management, the scope and plan for forthcoming audits and the outside auditor's review of the Fund's accounting and internal control procedures;

     d) To review the conduct and results of each audit of the Fund's financial statements by the outside auditor and to consider all matters communicated to the Committee by the outside auditor, including:

          (1) All critical accounting policies used in connection with the preparation of the Fund's financial statements;

          (2) Alternative accounting treatments discussed with Fund management, including the ramifications of using such alternatives, as well as the outside auditor's preference;

          (3) The outside auditor's review of the Fund's accounting and internal control procedures;

          (4) Any review by the outside auditor of the accounting and internal control procedures of the Fund's custodian and transfer agent;

          (5) All material written communications between the outside auditor and Fund management, including any management letters and the responses thereto provided by Fund management; and

          (6) Any disputes between Fund management and the outside auditor that arise in connection with the conduct of the audits or the preparation of the Fund's financial statements.

     e) To review the Fund's audited financial statements and management's discussion of Fund performance ("MDFP") with the outside auditor and Fund management and make a recommendation on including such financial statements and MDFP in the Fund's annual report to shareholders; and

     f) To obtain and review, on an annual basis, a report by the outside auditor describing: the outside auditor's internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the outside auditor, or by any inquiry or investigation by governmental or professional authorities within the preceding five years with respect to independent audits carried out by the outside auditor, as well as any remedial measures taken to address such issues.

4. Evaluate on an annual basis the outside auditor's qualifications and performance. This evaluation shall include the review and evaluation of the outside auditor's lead partner. In connection with this evaluation, the Committee shall take into account the outside auditor's work during the preceding year, the opinions of Fund management and the report of the outside auditor described in paragraph 3(f) above. The Committee shall also consider whether a regular rotation of the outside audit firm itself is necessary to assure continuing outside auditor independence. Following each evaluation of the outside auditor, the Committee shall present its conclusions to the full Board of Directors of the Fund.

5. Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund's service providers of concerns regarding questionable accounting or auditing matters.

6. Discharge its fiduciary responsibility with respect to evidence of any material violation of federal or state law or breach of fiduciary duty impacting the Fund that is brought to the attention of the Committee pursuant to applicable regulations.

7. Have the power to inquire into any financial matters in addition to those set forth above.

8.   Review and reassess the adequacy of this Charter on an annual basis

9. Ensure that the Fund provides the New York Stock Exchange written confirmation regarding: (1) any determination that the Board of Directors has made regarding the independence of Directors; (2) the financial literacy of the Committee members; (3) the determination that at least one of the Committee members has accounting or related financial management expertise; and (4) the annual review and reassessment of the adequacy of this Charter.

10. Report to the entire Board of Directors regularly and as requested on the performance of its responsibilities and its findings.

11. Oversee generally the process of issuing dividend-related and other press releases including financial information, as well as the Fund's policies for providing financial information to analysts and ratings agencies.

12. Discuss periodically the processes implemented by Fund management with respect to risk assessment and risk management.

13. Establish clear hiring policies for the Fund, its investment adviser and the adviser's affiliates with respect to employees or former employees of the outside auditor.

14.  Conduct an annual performance evaluation of the Committee.

15. Perform such other functions as may be assigned to it by law, the Fund's charter, the Fund's by-laws, or by the Board of Directors.

Resource and Staff Assistance
-----------------------------

     The appropriate officers of the Fund shall, at the expense of the Fund, provide or arrange to provide such information, data and administrative services as the Committee may request. The Committee shall consult, as it deems appropriate, with personnel of the Fund and/or others whose views would be considered helpful to the Committee. The Committee shall have the authority to retain special counsel and other experts or consultants at the expense of the Fund to assist the Committee in discharging its responsibilities.

Meetings
--------

     The Committee shall meet at least twice each year, but may elect to hold additional meetings as circumstances require. The Committee shall meet separately with Fund management and the outside auditor at least twice each year.


Last Revised: February 5, 2004
------------

                                    IMPORTANT


     YOUR VOTE IS IMPORTANT. Regardless of the number of shares of the Fund's common stock you own, please vote as recommended by your Board of Directors by signing, dating and promptly mailing the enclosed WHITE proxy card in the postage-paid envelope provided.

                   INSTRUCTIONS FOR "STREET NAME" SHAREHOLDERS

     If you own your shares in the name of a brokerage firm (or other nominee), you should also promptly sign, date and mail your WHITE card (or voting instruction form) when you receive it from your broker (or other nominee). Please do so for each separate account you maintain. Telephone and internet voting is also available to "street name" shareholders. Please refer to the instructions that accompanied your voting instruction form.

     You should return your WHITE proxy card at once to ensure that your vote is counted.

      IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN VOTING YOUR SHARES,
            PLEASE CALL D.F. KING & Co., Inc. which is assisting us,
                          toll-free at 1-800-659-5550.

                                +-------------------------------
                                | Lincoln National Convertible
                                | Securities Fund, Inc.
                                |
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                                |
                                +-------------------------------
                                |
                                | PROXY STATEMENT
                                | Notice of Annual Meeting
                                | of Shareholders
                                +-------------------------------
                                | June 10, 2004
                                |
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

                                                 VOTE VIA INTERNET: www.proxyweb.com
                                                 VOTE VIA TELEPHONE: 1-800-690-6903
                                 or Mail in Your Completed Proxy Card Today in the Enclosed Envelope

                                   LINCOLN NATIONAL CONVERTIBLE SECURITIES FUND, INC. (THE "FUND")
999  999  999  999 99  -------             ANNUAL MEETING OF SHAREHOLDERS - JUNE 10, 2004
                                     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Patrick P. Coyne and David F. Connor, or either of them, with the right of substitution, proxies of the undersigned at the Annual Meeting of Shareholders of the Fund indicated on this form to be held at The Crowne Plaza Hotel, 1800
Market Street, 8th Floor, Congress Room in Philadelphia, PA, on Thursday, June 10, 2004 at 10:00 A.M. (EDT), or at any postponement or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote upon any matters which may properly be acted upon at this meeting and specifically as indicated on the reverse side of this form.
Please refer to the proxy statement for a discussion of these matters.

BY SIGNING AND DATING THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE THE PROPOSAL AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE
PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING, OR AT ANY POSTPONEMENT OR
ADJOURNMENT THEREOF. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

                                                                 THIS PROXY CARD IS ONLY VALID WHEN SIGNED AND DATED. TO SECURE
                                                                 THE LARGEST POSSIBLE REPRESENTATION AND AVOID THE ADDITIONAL
                                                              |  EXPENSE TO THE FUND OF FURTHER SOLICITATION, PLEASE DATE AND SIGN
                                                              |  NAME OR NAMES BELOW AS PRINTED ON THIS CARD TO AUTHORIZE THE
                                                              +  VOTING OF YOUR SHARES AS INDICATED. WHERE SHARES ARE REGISTERED
                                                                 WITH JOINT OWNERS. ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING
                                                                 AS EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE
                                                                 SHOULD GIVE FULL TITLE AS SUCH.

                                                            +--------------------------------------------------------------------+
                                                            |                                                                    |
                                                            |                                                                    |
                                                            |                                                                    |
                                                            |                                                                    |
                                                            |                                                                    |
                                                            +--------------------------------------------------------------------+
                                                                     Signature(s) (Joint Owners) (PLEASE SIGN WITHIN BOX)

                                                                             Date __________________________, 2004

                                                                                             |
                                                                                             |                  m533-jh-contest
                                                                                             +


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                               |                                                                                                  |
                               |                                                                                                  |
                               +                                                                                                  +

PLEASE FILL IN A BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL NO. 1

1.   To elect the following nominees as Directors of the Fund.                              FOR       WITHHOLD         FOR ALL
                                                                                            ALL          ALL           EXCEPT
     (01) Thomas L. Bindley, (02) Richard M. Burridge, Sr., (03) Adela Cepeda,              [ ]          [ ]             [ ]
     (04) Patrick P. Coyne, (05) Roger J. Deshaies, (06) H. Thomas McMeekin,
     (07) Daniel R. Toll


     ------------------------------------------------------------------------------------------------------------
     If you checked "For All Except," write the withheld nominee's name above.




|                                                   PLEASE SIGN AND DATE ON REVERSE SIDE                                          |
|                                                                                                               m533-jh-contest   |
+                                                                                                                                 +

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